                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)

                              OCTOBER 26, 1998


                       THE SANTA CRUZ OPERATION, INC.
          --------------------------------------------------------
           (Exact Name of Registrant as Specified in its charter)




       CALIFORNIA                     0-21484                  94-2539086
-------------------------           -----------            --------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                         Identification Number)


                             400 ENCINAL STREET
                                P.O. BOX 1900
                            SANTA CRUZ, CA 95061
                            --------------------
                  (Address of Principal Executive Offices)



                               (831) 425-7222
                               --------------
            (Registrant's Telephone Number, Including Area Code)
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ITEM 5.        OTHER EVENTS.

On October 26, 1998, The Santa Cruz Operation, Inc., a California corporation (the "Company"), and International Business Machines Corporation, a New York corporation ("IBM"), entered into a Joint Development Agreement (the "Agreement") which provides for the licensing to IBM of certain operating system technology, the licensing from IBM of certain operating system technology and the cooperation between the parties for the development of a UNIX operating system designed to operate on the 64-bit Intel architecture ("IA-64"). The full text of the press releases announcing the Agreement are set forth in Exhibits
99.1 and 99.2 attached hereto and are incorporated in this report as if fully set forth herein.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)    EXHIBITS

99.1   Press Release dated October 26, 1998

99.2   Press Release dated October 26, 1998


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE SANTA CRUZ OPERATION, INC.


                               By: /s/ Steven M. Sabbath
                                   ---------------------------
                                    Steven M. Sabbath
                                    Senior Vice President,
                                    Law & Corporate Affairs

Date:  November 11, 1998

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